Significant Accounting Policies (Policies)	12 Months Ended
Dec. 28, 2019
Accounting Policies [Abstract]
Revenue Recognition, Policy	Revenue Recognition:Our revenues are primarily derived from customer orders for the purchase of our products. We recognize revenues as performance obligations are fulfilled when control passes to our customers. We record revenues net of variable consideration, including consumer incentives and performance obligations related to trade promotions, excluding taxes, and including all shipping and handling charges billed to customers (accounting for shipping and handling charges that occur after the transfer of control as fulfillment costs). We also record a refund liability for estimated product returns and customer allowances as reductions to revenues within the same period that the revenue is recognized. We base these estimates principally on historical and current period experience factors. We recognize costs paid to third party brokers to obtain contracts as expenses as our contracts are generally less than one year.
Advertising, Consumer Incentives, and Trade Promotions, Policy
Advertising, Consumer Incentives, and Trade Promotions:
We promote our products with advertising, consumer incentives, and performance obligations related to trade promotions. Consumer incentives and trade promotions include, but are not limited to, discounts, coupons, rebates, performance-based in-store display activities, and volume-based incentives. Variable consideration related to consumer incentive and trade promotion activities is recorded as a reduction to revenues based on amounts estimated as being due to customers and consumers at the end of a period. We base these estimates principally on historical utilization, redemption rates, and/or current period experience factors. We review and adjust these estimates at least quarterly based on actual experience and other information.
Advertising expenses are recorded in selling, general and administrative expenses (“SG&A”). For interim reporting purposes, we charge advertising to operations as a percentage of estimated full year sales activity and marketing costs. We then review and adjust these estimates each quarter based on actual experience and other information. We recorded advertising expenses of $534 million in 2019, $584 million in 2018, and $629 million in 2017, which represented costs to obtain physical advertisement spots in television, radio, print, digital, and social channels. We also incur other advertising and marketing costs such as shopper marketing, sponsorships, and agency advertisement conception, design, and public relations fees. Total advertising and marketing costs were $1.1 billion in 2019, 2018, and 2017.

Research and Development Expense, Policy	Research and Development Expense:We expense costs as incurred for product research and development within SG&A. Research and development expenses were approximately $112 million in 2019, $109 million in 2018, and $93 million in 2017.
Stock-Based Compensation, Policy
Stock-Based Compensation:
We recognize compensation costs related to equity awards on a straight-line basis over the vesting period of the award, which is generally three to five years, or on a straight-line basis over the requisite service period for each separately vesting portion of the awards. These costs are primarily recognized within SG&A. We estimate expected forfeitures rather than recognizing forfeitures as they occur in determining our equity award compensation costs. We classify equity award compensation costs primarily within general corporate expenses. See Note 11, Employees’ Stock Incentive Plans, for additional information.

Postemployment Benefit Plans, Policy
Postemployment Benefit Plans:
We maintain various retirement plans for the majority of our employees. These include pension benefits, postretirement health care benefits, and defined contribution benefits. The cost of these plans is charged to expense over an appropriate term based on, among other things, the cost component and whether the plan is active or inactive. Changes in the fair value of our plan assets result in net actuarial gains or losses. These net actuarial gains and losses are deferred into accumulated other comprehensive income/(losses) and amortized within other expense/(income) in future periods using the corridor approach. The corridor is 10% of the greater of the market-related value of the plan’s asset or projected benefit obligation. Any actuarial gains and losses in excess of the corridor are then amortized over an appropriate term based on whether the plan is active or inactive. See Note 12, Postemployment Benefits, for additional information.

Income Taxes, Policy
Income Taxes:
We recognize income taxes based on amounts refundable or payable for the current year and record deferred tax assets or liabilities for any difference between the financial reporting and tax basis of our assets and liabilities. We also recognize deferred tax assets for temporary differences, operating loss carryforwards, and tax credit carryforwards. Inherent in determining our annual tax rate are judgments regarding business plans, planning opportunities, and expectations about future outcomes. Realization of certain deferred tax assets, primarily net operating loss and other carryforwards, is dependent upon generating sufficient taxable income in the appropriate jurisdiction prior to the expiration of the carryforward periods.
We apply a more-likely-than-not threshold to the recognition and derecognition of uncertain tax positions. Accordingly, we recognize the amount of tax benefit that has a greater than 50 percent likelihood of being ultimately realized upon settlement. Future changes in judgment related to the expected ultimate resolution of uncertain tax positions will affect our results in the quarter of such change.
We record valuation allowances to reduce deferred tax assets to the amount that is more likely than not to be realized. When assessing the need for valuation allowances, we consider future taxable income and ongoing prudent and feasible tax planning strategies. Should a change in circumstances lead to a change in judgment about the realizability of deferred tax assets in future years, we would adjust related valuation allowances in the period that the change in circumstances occurs, along with a corresponding adjustment to our provision for/(benefit from) income taxes. The resolution of tax reserves and changes in valuation allowances could be material to our results of operations for any period, but is not expected to be material to our financial position.
Common Stock and Preferred Stock Dividends, Policy
Common Stock and Preferred Stock Dividends:
Dividends are recorded as a reduction to retained earnings. When we have an accumulated deficit, dividends are recorded as a reduction of additional paid-in capital.

Cash and Cash Equivalents, Policy
Cash and Cash Equivalents:
Cash equivalents include demand deposits with banks and all highly liquid investments with original maturities of three months or less. Cash and cash equivalents that are legally restricted as to withdrawal or usage is classified in other current assets or other non-current assets, as applicable, on the consolidated balance sheets.

Inventories, Policy	Inventories: Inventories are stated at the lower of cost or net realizable value. We value inventories primarily using the average cost method.
Property, Plant and Equipment, Policy
Property, Plant and Equipment:
Property, plant and equipment are stated at historical cost and depreciated on the straight-line method over the estimated useful lives of the assets. Machinery and equipment are depreciated over periods ranging from three years to 20 years and buildings and improvements over periods up to 40 years. Capitalized software costs are included in property, plant and equipment and amortized on a straight-line basis over the estimated useful lives of the software, which do not exceed seven years. We review long-lived assets for impairment when conditions exist that indicate the carrying amount of the assets may not be fully recoverable. Such conditions could include significant adverse changes in the business climate, current-period operating or cash flow losses, significant declines in forecasted operations, or a current expectation that an asset group will be disposed of before the end of its useful life. We perform undiscounted operating cash flow analyses to determine if an impairment exists. When testing for impairment of assets held for use, we group assets at the lowest level for which cash flows are separately identifiable. If an impairment is determined to exist, the loss is calculated based on estimated fair value. Impairment losses on assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal.

Goodwill and Intangible Assets, Policy
Goodwill and Intangible Assets:
We maintain 19 reporting units, 11 of which comprise our goodwill balance. Our indefinite-lived intangible asset balance primarily consists of a number of individual brands. We test our reporting units and brands for impairment annually as of the first day of our second quarter, or more frequently if events or circumstances indicate it is more likely than not that the fair value of a reporting unit or brand is less than its carrying amount. Such events and circumstances could include a sustained decrease in our market capitalization, increased competition or unexpected loss of market share, increased input costs beyond projections (for example due to regulatory or industry changes), disposals of significant brands or components of our business, unexpected business disruptions (for example due to a natural disaster or loss of a customer, supplier, or other significant business relationship), unexpected significant declines in operating results, significant adverse changes in the markets in which we operate, or changes in management strategy. We test reporting units for impairment by comparing the estimated fair value of each reporting unit with its carrying amount. We test brands for impairment by comparing the estimated fair value of each brand with its carrying amount. If the carrying amount of a reporting unit or brand exceeds its estimated fair value, we record an impairment loss based on the difference between fair value and carrying amount, in the case of reporting units, not to exceed the associated carrying amount of goodwill.
Definite-lived intangible assets are amortized on a straight-line basis over the estimated periods benefited. We review definite-lived intangible assets for impairment when conditions exist that indicate the carrying amount of the assets may not be recoverable. Such conditions could include significant adverse changes in the business climate, current-period operating or cash flow losses, significant declines in forecasted operations, or a current expectation that an asset group will be disposed of before the end of its useful life. We perform undiscounted operating cash flow analyses to determine if an impairment exists. When testing for impairment of definite-lived intangible assets held for use, we group assets at the lowest level for which cash flows are separately identifiable. If an impairment is determined to exist, the loss is calculated based on estimated fair value. Impairment losses on definite-lived intangible assets to be disposed of, if any, are based on the estimated proceeds to be received, less costs of disposal.
See Note 9, Goodwill and Intangible Assets, for additional information.

Leases, Policy
Leases:
We determine whether a contract is or contains a lease at contract inception based on the presence of identified assets and our right to obtain substantially all of the economic benefit from or to direct the use of such assets. When we determine a lease exists, we record a right-of-use (“ROU”) asset and corresponding lease liability on our consolidated balance sheets. ROU assets represent our right to use an underlying asset for the lease term. Lease liabilities represent our obligation to make lease payments arising from the lease. ROU assets are recognized at commencement date at the value of the lease liability and are adjusted for any prepayments, lease incentives received, and initial direct costs incurred. Lease liabilities are recognized at lease commencement date based on the present value of remaining lease payments over the lease term. As the discount rate implicit in the lease is not readily determinable in most of our leases, we use our incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. Our lease terms include options to extend or terminate the lease when it is reasonably certain that we will exercise that option.
We do not record lease contracts with a term of 12 months or less on our consolidated balance sheets.
We recognize fixed lease expense for operating leases on a straight-line basis over the lease term. For finance leases, we recognize amortization expense on the ROU asset and interest expense on the lease liability over the lease term.
We have lease agreements with non-lease components that relate to the lease components (e.g., common area maintenance such as cleaning or landscaping, insurance, etc.). We account for each lease and any non-lease components associated with that lease as a single lease component for all underlying asset classes. Accordingly, all costs associated with a lease contract are accounted for as lease costs.
Certain leasing arrangements require variable payments that are dependent on usage or output or may vary for other reasons, such as insurance and tax payments. Variable lease payments that do not depend on an index or rate are excluded from lease payments in the measurement of the ROU asset and lease liability and are recognized as expense in the period in which the payment occurs.
Our lease agreements do not include significant restrictions or covenants, and residual value guarantees are generally not included within our operating leases.

Financial Instruments, Policy
Financial Instruments:
As we source our commodities on global markets and periodically enter into financing or other arrangements abroad, we use a variety of risk management strategies and financial instruments to manage commodity price, foreign currency exchange rate, and interest rate risks. Our risk management program focuses on the unpredictability of financial markets and seeks to reduce the potentially adverse effects that the volatility of these markets may have on our operating results. One way we do this is through actively hedging our risks through the use of derivative instruments. As a matter of policy, we do not use highly leveraged derivative instruments, nor do we use financial instruments for speculative purposes.
Derivatives are recorded on our consolidated balance sheets as assets or liabilities at fair value, which fluctuates based on changing market conditions.
Certain derivatives are designated as cash flow hedges and qualify for hedge accounting treatment, while others are not designated as hedging instruments and are marked to market through net income/(loss). The gains and losses on cash flow hedges are deferred as a component of accumulated other comprehensive income/(losses) and are recognized in net income/(loss) at the time the hedged item affects net income/(loss), in the same line item as the underlying hedged item. The excluded component on cash flow hedges is recognized in net income/(loss) over the life of the hedging relationship in the same income statement line item as the underlying hedged item. We also designate certain derivatives and non-derivatives as net investment hedges to hedge the net assets of certain foreign subsidiaries which are exposed to volatility in foreign currency exchange rates. Changes in the value of these derivatives and remeasurements of our non-derivatives designated as net investment hedges are calculated each period using the spot method, with changes reported in foreign currency translation adjustment within accumulated other comprehensive income/(losses). Such amounts will remain in accumulated other comprehensive income/(losses) until the complete or substantially complete liquidation of our investment in the underlying foreign operations. The excluded component on derivatives designated as net investment hedges is recognized in net income/(loss) within interest expense. The income statement classification of gains and losses related to derivative instruments not designated as hedging instruments is determined based on the underlying intent of the contracts. Cash flows related to the settlement of derivative instruments designated as net investment hedges of foreign operations are classified in the consolidated statements of cash flows within investing activities. All other cash flows related to derivative instruments are classified in the same line item as the cash flows of the related hedged item, which is generally within operating activities.
To qualify for hedge accounting, a specified level of hedging effectiveness between the hedging instrument and the item being hedged must be achieved at inception and maintained throughout the hedged period. When a hedging instrument no longer meets the specified level of hedging effectiveness, we reclassify the related hedge gains or losses previously deferred into other comprehensive income/(losses) to net income/(loss) within other expense/(income). We formally document our risk management objectives, our strategies for undertaking the various hedge transactions, the nature of and relationships between the hedging instruments and hedged items, and the method for assessing hedge effectiveness. Additionally, for qualified hedges of forecasted transactions, we specifically identify the significant characteristics and expected terms of the forecasted transactions. If it becomes probable that a forecasted transaction will not occur, the hedge will no longer be effective and all of the derivative gains or losses would be recognized in net income/(loss) in the current period.
Unrealized gains and losses on our commodity derivatives not designated as hedging instruments are recorded in cost of products sold and are included within general corporate expenses until realized. Once realized, the gains and losses are included within the applicable segment operating results. See Note 13, Financial Instruments, for additional information.
Our designated and undesignated derivative contracts include:
•Net investment hedges. We have numerous investments in our foreign subsidiaries, the net assets of which are exposed to volatility in foreign currency exchange rates. We manage this risk by utilizing derivative and non-derivative instruments, including cross-currency swap contracts, foreign exchange contracts, and certain foreign denominated debt designated as net investment hedges. We exclude the interest accruals on cross-currency swap contracts and the forward points on foreign exchange forward contracts from the assessment and measurement of hedge effectiveness. We recognize the interest accruals on cross-currency swap contracts in net income/(loss) within interest expense. We amortize the forward points on foreign exchange contracts into net income/(loss) within interest expense over the life of the hedging relationship.
•Foreign currency cash flow hedges. We use various financial instruments to mitigate our exposure to changes in exchange rates from third-party and intercompany actual and forecasted transactions. Our principal foreign currency exposures that are hedged include the British pound sterling, euro, and Canadian dollar. These instruments include cross-currency swap contracts and foreign exchange forward and option contracts. Substantially all of these derivative instruments are highly effective and qualify for hedge accounting treatment. We exclude the interest accruals on cross-currency swap contracts and the forward points and option premiums or discounts on foreign exchange contracts from the assessment and measurement of hedge effectiveness and amortize such amounts into net income/(loss) in the same line item as the underlying hedged item over the life of the hedging relationship.
•Interest rate cash flow hedges. From time to time, we have used derivative instruments, including interest rate swaps, as part of our interest rate risk management strategy. We have primarily used interest rate swaps to hedge the variability of interest payment cash flows on a portion of our future debt obligations.
•Commodity derivatives. We are exposed to price risk related to forecasted purchases of certain commodities that we primarily use as raw materials. We enter into commodity purchase contracts primarily for dairy products, meat products, coffee beans, sugar, vegetable oils, wheat products, corn products, and cocoa products. These commodity purchase contracts generally are not subject to the accounting requirements for derivative instruments and hedging activities under the normal purchases and normal sales exception. We also use commodity futures, options, and swaps to economically hedge the price of certain commodity costs, including the commodities noted above, as well as packaging products, diesel fuel, and natural gas. We do not designate these commodity contracts as hedging instruments. We also occasionally use futures to economically cross hedge a commodity exposure.

Translation of Foreign Currencies, Policy
Translation of Foreign Currencies:
For all significant foreign operations, the functional currency is the local currency. Assets and liabilities of these operations are translated at the exchange rate in effect at each period end. Income statement accounts are translated at the average rate of exchange prevailing during the period. Translation adjustments arising from the use of differing exchange rates from period to period are included as a component of accumulated other comprehensive income/(losses) on the balance sheet. Gains and losses from foreign currency transactions are included in net income/(loss) for the period.

Highly Inflationary Accounting, Policy
Highly Inflationary Accounting:
We apply highly inflationary accounting if the cumulative inflation rate in an economy for a three-year period meets or exceeds 100%. Under highly inflationary accounting, the financial statements of a subsidiary are remeasured into our reporting currency (U.S. dollars) based on the legally available exchange rate at which we expect to settle the underlying transactions. Exchange gains and losses from the remeasurement of monetary assets and liabilities are reflected in net income/(loss), rather than accumulated other comprehensive income/(losses) on the balance sheet, until such time as the economy is no longer considered highly inflationary. Certain non-monetary assets and liabilities are recorded at the applicable historical exchange rates. We apply highly inflationary accounting to the results of our subsidiaries in Venezuela and Argentina. The net monetary assets of our subsidiary in Argentina were approximately $1 million at December 28, 2019. See Note 15, Venezuela - Foreign Currency and Inflation, for additional information related to our subsidiary in Venezuela.